CONESTOGA FUNDS (the “Trust”)

CONESTOGA Micro Cap FUND

Supplement dated February 17, 2023

To the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”),

each dated January 31, 2023

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI, AS APPLICABLE.

On February 16, 2023, the Trust’s Board of Trustees approved a change to the name of the Conestoga Micro Cap Fund (the “Fund”) to the “Conestoga Discovery Fund.” The name change for the Fund will be effective on or about April 18, 2023. There will be no change to the Fund’s investment objective, principal investment strategies or investment limitations as a result of the name change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE